UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2009

ALION SCIENCE AND TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-89756	54-2061691
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 West 35th Street Chicago, IL 1750 Tysons Boulevard Suite 1300 McLean, VA	60616 22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 567-4000
(703) 918-4480

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 25, 2009, Alion Science and Technology Corporation (“Alion”, the “Company”) entered into an Amendment No. 7 (the “Amendment”) in connection with that certain Credit Agreement dated as of August 2, 2004 by and among the Company, Credit Suisse, acting through its Cayman Islands branch, individually and as administrative agent (formerly known as Credit Suisse First Boston, “CS”), the lenders signatory thereto and certain subsidiary guarantors of the Company, as amended (the “Credit Agreement”), pursuant to which: (i) the maturity date of the revolving credit facility under the Credit Agreement was extended to October 9, 2009; and (ii) the aggregate revolving credit commitment under the Credit Agreement was decreased from $40 million to $25 million.

A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 10.61, and it is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Amendment and the transactions contemplated thereby is not intended to be complete, and it is qualified in its entirety by the complete text of the Amendment and the Credit Agreement, as previously amended.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01, and it is incorporated herein by reference.

Item 8.01 Other Events.

Alion is negotiating with existing and potential lenders to refinance or replace its existing revolving credit facility and expects to have a new revolving credit facility in place prior to October 9, 2009.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.61: Amendment No. 7 dated as of September 25, 2009, by and among the Company, Human Factors Applications, Inc. (“HFA”), Alion – METI Corporation (“METI”), Alion – CATI Corporation (“CATI”), Alion – JJMA Corporation (“JJMA”), Alion – BMH Corporation (“BMH”), Washington Consulting, Inc. (“WCI”), Alion – MA&D Corporation (“MA&D”), Washington Consulting Government Services, Inc. (“WCGS”), CS, and the lenders party thereto, related to the Credit Agreement (as amended from time to time) dated as of August 2, 2004, by and among the Company, HFA, METI, CATI, JJMA, BMH, WCI, MA&D and WCGS, the lenders from time to time party to the Credit Agreement (the “Lenders”), and CS, as administrative agent and as collateral agent for the Lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2009

ALION SCIENCE AND TECHNOLOGY CORPORATION

By:	/s/ Michael J. Alber
Name: Michael J. Alber Title: Senior VP and CFO

EXHIBIT INDEX

Exhibit Number	Description
10.61	Amendment No. 7 dated as of September 25, 2009, by and among the Company, Human Factors Applications, Inc. (“HFA”), Alion – METI Corporation (“METI”), Alion – CATI Corporation (“CATI”), Alion – JJMA Corporation (“JJMA”), Alion – BMH Corporation (“BMH”), Washington Consulting, Inc. (“WCI”), Alion – MA&D Corporation (“MA&D”), Washington Consulting Government Services, Inc. (“WCGS”), CS, and the lenders party thereto, related to the Credit Agreement (as amended from time to time) dated as of August 2, 2004, by and among the Company, HFA, METI, CATI, JJMA, BMH, WCI, MA&D and WCGS, the lenders from time to time party to the Credit Agreement (the “Lenders”), and CS, as administrative agent and as collateral agent for the Lenders.